UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 8, 2005

CERIDIAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota  55425

(Address of principal executive offices)          (Zip code)

Registrant’s telephone number, including area code:  (952) 853-8100

No Change

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

                        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

                        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

                        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

                        ☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition.

On April 12, 2005, Ceridian Corporation (the “Company”) issued a press release.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 4.02.                                              Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)

As previously announced in a press release dated March 17, 2005, which press release has been filed with the Securities and Exchange Commission on a Current Report on Form 8-K, the Company concluded that it must restate its quarterly financial statements for the first, second and third quarters of 2004 to reflect necessary accounting adjustments relating to the acceleration of the amortization of a trademark asset, and that those previously issued financial statements should not be relied upon.

On April 12, 2005, the Company issued a press release announcing among other things that the Company has concluded that it must restate its financial statements for fiscal years 2000 through 2003 and for the first, second and third quarters of 2004 to reflect necessary accounting adjustments relating to the correction of errors related to the accounting for free rent, concessions and escalation clauses in leases and smaller corrections primarily related to accounting for international acquisitions, and that such previously issued financial statements should not be relied upon.  In connection with the preparation of the Company’s consolidated financial statements for the year ended December 31, 2004 and after a prior discussion with the Audit Committee of the Board of Directors (“Audit Committee”), on April 8, 2005, management concluded that such a restatement was necessary and that such financial statements should no longer be relied upon.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The Audit Committee and management have discussed with KPMG LLP, the Company’s independent registered public accountants, the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02(a).

Item 8.01.               Other Events.

On April 12, 2005, the Company issued a press release.  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits.

                                (c)           Exhibits

99.1	Ceridian Corporation News Release dated April 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Douglas C. Neve
Douglas C. Neve
Executive Vice President and Chief Financial Officer

Dated:  April 12, 2005

INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing

99.1	Ceridian Corporation News Release dated April 12, 2005.	Filed electronically